                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      GEORGIA BANK FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                      GEORGIA BANK FINANCIAL CORPORATION
                               3530 WHEELER ROAD
                             AUGUSTA, GEORGIA 30909

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held on April 14, 1999

TO THE SHAREHOLDERS OF GEORGIA BANK FINANCIAL CORPORATION:

     You are hereby notified that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Georgia Bank Financial Corporation, a Georgia corporation (the "Company"), will be held at the offices of the Company located at 3530 Wheeler Road, Augusta, Georgia on April 14, 1999, at 4:00 p.m., Eastern time for the following purposes:

     1. To elect nine (9) directors to serve for a term ending on the date of the 2000 Annual Meeting of Shareholders or until their respective successors shall have been elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting or an adjournment thereof.

     Shareholders of record at the close of business on March 24, 1999, are the only shareholders entitled to notice of and to vote at the Annual Meeting.

                                   By Order of the Board of Directors


                                   Travers W. Paine III
                                   Corporate Secretary

Augusta, Georgia
March 26, 1999

     EACH SHAREHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN THE EVENT A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS.

                       GEORGIA BANK FINANCIAL CORPORATION
                               3530 WHEELER ROAD
                             AUGUSTA, GEORGIA 30909

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Georgia Bank Financial Corporation (the "Company") to be held on April 14, 1999, at 4:00 p.m., Eastern time and at any adjournment thereof, for the purposes set forth in this Proxy Statement. THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The Annual Meeting will be held at the principal executive office of the Company located at 3530 Wheeler Road, Augusta, Georgia, 30909. This Proxy Statement and the accompanying Form of Proxy were first mailed to shareholders on or about March 26, 1999. The Company's 1998 Summary Annual Report to Shareholders and Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, accompany this Proxy Statement.

                 VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

     The Company has fixed March 24, 1999, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. The Company's only class of stock is its common stock, par value $3.00 per share (the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 1,820,368 shares of the Common Stock held by approximately 720 shareholders of record, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of the Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against", as well as all abstentions (including votes to withhold in certain cases), will be counted.

     All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the election to the Board of Directors of all nominees listed below under "ELECTION OF DIRECTORS," and at the proxy holders' discretion on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it, by delivering a duly executed proxy bearing a later date to the Company, or by attending the Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Georgia Bank Financial Corporation, 3530 Wheeler Road, Augusta, Georgia, 30909, Attention: Ronald L. Thigpen, Executive Vice President.

     The costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company. Certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians, and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock held in their names.

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors, with the exact number to be determined by the Board of Directors, each having a term of office of one year and continuing thereafter until his or her successor has been elected and has qualified. The Board has established nine as the number of persons to constitute the Board of Directors for the coming year, and has nominated the following persons to serve for one year and until their successors are elected and qualified:

                                      Position with                 Position with
         Name              Age        the Company                   the Bank (1)
         ----              ---        -----------                   ------------
William J. Badger           48        Director                      Director

R. Daniel Blanton           48        President, Chief              President, Chief
                                      Executive Officer             Executive Officer
                                      and Director                  and Director

William P. Copenhaver       74        Director                      Director

Edward G. Meybohm           55        Vice Chairman and             Chairman of the Board
                                      Director                      and Director

Travers W. Paine III        51        Corporate Secretary           Corporate Secretary
                                      and Director                  and Director

Robert W. Pollard, Jr.      48        Chairman of the Board,        Vice Chairman and
                                      and Director                  Director

Randolph R. Smith, M.D.     55        Director                      Director

Ronald L. Thigpen           47        Executive Vice President      Executive Vice President
                                      Chief Operating Officer       Chief Operating Officer
                                      and Director                  and Director

John W. Trulock, Jr.        53        Director                      Director
--------------------

(1) Georgia Bank & Trust Company of Augusta, the Company's commercial banking subsidiary (the "Bank").

     Each of the nominees is currently a director of the Company, and has been nominated by the Board to serve for an additional term. When properly executed and returned the enclosed Form of Proxy will be voted as specified thereon. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election in his or her stead of such other person as the Company's existing Board of Directors may recommend. The Bylaws of the Company require that any nominee for election as a director not nominated by the Board be submitted to the Secretary of the Company, along with certain information about the nominee, not later than March 31, 1999.

     Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NINE NOMINEES PREVIOUSLY NAMED.

          DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK

     No director or executive officer of the Bank or Company is related to any other director or executive officer, except that Robert W. Pollard, Jr. is the brother-in-law of R. Daniel Blanton. No director or executive officer currently serves as an officer or director of any other financial institution.

     All directors of the Company and the Bank will serve until the next annual meeting of the shareholders of the Company and the Bank, respectively, or until their successors are elected and have qualified. Officers of the Company and the Bank serve at the pleasure of their respective Board of Directors.

     The following additional information has been supplied by the directors and officers of the Company and Bank.

     William J. Badger, a Director of the Bank and the Company since the organization of each (November 1988 and February 1992, respectively) has been the President of Howard Lumber Company, a dealer in building materials and supplies, since 1978. Prior to that time, he served as treasurer and worked in sales for the company. Mr. Badger received his Bachelor of Arts degree from the University of Georgia in 1972. He is active in the Kiwanis Club, the Construction Suppliers Association of Georgia, and the Augusta Builders Exchange.

     James G. Blanchard, Jr. was elected a Director of the Bank in 1996. Mr. Blanchard is a senior partner in the law firm of Fleming, Blanchard, Jackson & Durham, P.C. He has actively practiced law since 1968. Mr. Blanchard is a native of Evans, Georgia, and graduated from Georgia Southern University. He received his law degree from the Cumberland School of Law at Samford University in Birmingham, Alabama. Mr. Blanchard was an organizing director of Georgia State Bank in 1970 and continued his service through the acquisition by Georgia Railroad Bank & Trust Company in 1986. He later served on the Board of Directors of Citizens Bank & Trust Company of Evans, Georgia. Mr. Blanchard serves as the attorney for the Columbia County Board of Education, Associate Judge of the Columbia County Juvenile Court and is City Attorney for the City of Grovetown, Georgia.

     J. Pierce Blanchard, Jr. began his service with the Bank in March, 1994 as Group Vice President and Columbia County Executive. In November, 1995 he was designated as Marketing Officer responsible for business development activities, branch administration and the overall marketing plan for the Bank. In October, 1997 Mr. Blanchard was elected Executive Vice President responsible for business development and branch administration. He was formerly employed as the President and Chief Executive Officer of Citizens Bank & Trust Company in Evans, Georgia, from 1989 until March, 1994. He also served with First Union National Bank and its predecessor, Georgia Railroad Bank & Trust Company from 1979 until 1989. Mr. Blanchard received his Bachelor of Business Administration degree from Georgia Southern University and is a graduate of the Georgia Banking School and the Graduate School of Banking of the South at Louisiana State University. He currently serves as Chairman of the Board of the United Way of the CSRA, as member of the Board of Directors of the Private Industry Council, Senior Citizens Council of Greater Augusta, CSRA Development companies, the Residential Care Facilities for the Elderly Authority of Columbia County, Columbia Augusta Medical Center and Treasurer of the Shield Club of Greater Augusta.

     R. Daniel Blanton has been President and Chief Executive Officer of the Company and the Bank since October, 1997, and has been a Director of the Company since it was formed. He has been a Director of the Bank since June, 1990 and held the title of Executive Vice President and Senior Lending Officer of the Bank since it was organized until October, 1997. He was named Chief Operating Officer of the Company and the Bank in November, 1995. Mr. Blanton was Vice President of The Bank of Columbia County in Martinez, Georgia, from 1987 to 1988. From 1986 to 1987, he was self-employed as a real estate developer. He is the President and Owner of Summerville Land Co., Inc., a real estate development company operating in Richmond and Columbia Counties. From 1976 to 1986, Mr. Blanton served as the Senior Vice President and Senior Lending Officer of Georgia State Bank in Martinez, Georgia. A graduate of Georgia Military College, Mr. Blanton received his Bachelor of Science Degree from Clemson University in 1973 and received further training at the Georgia Banking School in 1982. He graduated from the Graduate School of Banking of the South at Louisiana State University in 1985. He is Chairman of the Board of Directors of the Family

Y and serves on the board of CSRA Regional Development Companies and is a member of its Executive Loan Review Committee. Mr. Blanton is Chair of the Georgia Bankers Association Credit Committee and serves on the Board of Fore! Augusta Foundation and the Juvenile Diabetes Foundation, Augusta Chapter.

     W. Marshall Brown, a Director of the Bank since May, 1998, is a Financial Consultant with J. C. Bradford & Company in Augusta, Georgia. Mr. Brown previously served as Executive Vice President of NationsBank Corporation and President of NationsBank Richmond County from 1987-1997. He currently serves as Vice Chairman of the Georgia Department of Industry, Trade & Tourism; President of Augusta Technical College Foundation and President of the Greater Augusta Arts Council. He is immediate Past Chairman of the Metro Augusta Chamber of Commerce. Mr. Brown serves on the Board of Augusta State University Foundation, The National Science Discovery Center, Augusta Country Club and The Pinnacle Club. He holds a Business Administration degree from Francis Marion University where he received the Outstanding Alumnus Award in 1989. He is a member of Reid Memorial Presbyterian Church.

     William P. Copenhaver, a Director of the Company since its formation and a Director of the Bank since September, 1991, is a private investor and the retired Chairman of the Board and President of Columbia Nitrogen Corporation and Nipro, Inc., positions he held until 1991. Mr. Copenhaver is a graduate of Virginia Polytechnic Institute and State University and the Harvard University Business School. He currently serves on the Board of Directors of Thermal Ceramics, The Creel Foundation, Inc., the Greater Augusta Community Foundation, Inc. and the Pinnacle Club, Inc. A resident of Augusta since 1971, Mr. Copenhaver is a member of the Augusta National Golf Club, the West Lake and Augusta Country Clubs, and St. John's Methodist Church. Mr. Copenhaver previously served on the Board of Directors of Arcadian Corporation, Georgia Power, Laroche Chemical, Millhaven Corporation and the Southern Company.

     Warren A. Daniel, a Director of the Bank since July, 1990, has been an agent for Northwestern Mutual Life Insurance Company since 1978. He is also President of Group & Benefits Consultants, Inc. Prior to 1978, Mr. Daniel was a Loan Officer with SunTrust Bank in Augusta. He is a graduate of Richmond Academy in Augusta and received his Bachelor of Business Administration degree from the University of Georgia in 1970. Mr. Daniel's professional designations include Chartered Life Underwriter and Chartered Financial Consultant. He currently serves as a Director of Howard Lumber and is past Chairman of the Metro Augusta Chamber of Commerce and is active in other civic and business organizations.

     Patricia E. Leopard has served as Senior Vice President and Director of Marketing of the Company and Group Vice President and Director of Marketing of the Bank since October, 1997. She previously held the title of Chief Operations Officer. Mrs. Leopard has been with the Bank since its formation in 1988, having previously served as Vice President of First Union National Bank and its predecessor Georgia Railroad Bank, and was Senior Vice President of Georgia State Bank prior to its acquisition by Georgia Railroad Bank. A native of Augusta, she is a graduate of Aquinas High School and attended Augusta State University. Mrs. Leopard formerly served as State President of Financial Women International, President of the Augusta Chapter of the American Institute of Banking, Vice President and Board member of Safe Homes of Augusta, Inc., Ticket Chairman of the Augusta Invitational Rowing Regatta and Treasurer of the Augusta Junior Rowing Association. She currently serves as Chair-Person of the American Institute of Banking, Georgia Chapter. She is an honor graduate of the Georgia Bankers Association Operations School. Mrs. Leopard also serves on the Board of Directors of the March of Dimes and the Board of Directors and Executive Committee of the CSRA Partnership for Community Health, Inc.

     Dr. Shirley A. R. Lewis, a Director of the Bank since August, 1994, is the President of Paine College in Augusta, Georgia. She earned a Ph.D. in Education from Stanford University and M.S.W. and B.A. degrees from the University of California, Berkeley. She also holds a Certificate in African Studies from the joint program of the University of London and University of Ghana. Prior to assuming the Presidency at Paine College in 1994, Dr. Lewis served as Assistant General Secretary of the Black College Fund of the General Board of Higher Education and Ministry of the United Methodist Church in Nashville, Tennessee since 1986. She is a past member of the College of Education Planning Committee for the Africa University in Mutare, Zimbabwe. She is the author of numerous articles and research memoranda on higher education, language arts, historically black colleges and universities, and teacher training. Dr. Lewis participates in a variety of civic, educational and service activities including the United Negro

College Fund, the Association of Governing Boards, and the National Association of Independent Colleges and Universities. She is a member of the Board of Directors of the Morris Museum and the Medical College of Georgia Research Institute, and she is a member of Augusta Rotary Club.

     Tom C. McLaughlin has served as Group Vice President and Senior Lending Officer of the Bank since October, 1997. He previously served as Senior Vice President and Commercial Loan Officer since 1993, and has been with the Bank since 1991. His career in the financial services industry began in 1970 with C.I.T. Financial in Augusta and continued with that firm until his employment with Georgia State Bank in December 1983. A native Augustan, Mr. McLaughlin attended public schools in Richmond County and graduated from Carlisle Military Academy in 1967. He graduated from the Graduate School of Banking of the South at Louisiana State University in 1997.

     Edward G. Meybohm has served as Vice Chairman of the Company's Board of Directors since its formation and is the current Chairman of the Bank's Board of Directors and the Asset/Liability and Investment Committee of the Bank's Board. He has been the President of Meybohm Realty, Inc., a real estate brokerage firm, since 1977. Prior to 1977, Mr. Meybohm worked at Southern Finance Corporation, where he was employed from 1970. Mr. Meybohm, a native of Harlem, Georgia, received his Bachelor of Science degree in Education from Georgia Southern University in 1964. He served as a member of the Board of Directors of Georgia State Bank, Martinez, Georgia, from November 1983 through December 1985, when Georgia State Bank merged with Georgia Railroad Bank. Thereafter, Mr. Meybohm continued to serve on the Columbia County Advisory Board of Georgia Railroad Bank and its successor, First Union National Bank of Georgia, until his resignation in June, 1988. Mr. Meybohm is past President of the Georgia Association of Realtors, a past Chairman of the Metro Augusta Chamber of Commerce and is active in other civic and business organizations. He is currently a member of the Board of Governors of Augusta Country Club, Inc., and a member of the Georgia State Board of Education.

     Grey B. Murray, a Director of the Bank since May, 1998, is a native of Augusta. He is graduate of Richmond Academy and Clemson University. He currently serves as Vice President of United Brokerage Company, Inc. Mr. Murray has served on the University Hospital Foundation Board and attends St. Paul's Episcopal Church.

     Travers W. Paine III, a Director and Corporate Secretary of the Company since its formation and a Director and Corporate Secretary of the Bank since it was organized, is a partner in the law firm of Paine Little LLP, of Augusta. After graduating from Richmond Academy in Augusta, Mr. Paine received his Bachelor of Business Administration and Juris Doctor degrees from the University of Georgia in 1970 and 1973, respectively. Active in civic, business and professional organizations, he is a member of the Forum Committee on Health Law of the American Bar Association and the American Health Lawyers Association. Mr. Paine is a member of the National Association of Bond Lawyers and is a former member of the City Council of Augusta. He is a member of the Board of Directors of numerous closely held companies, including Southmed Management, Inc., a medical consulting company, and R. W. Allen & Associates, Inc., a construction company.

     Robert W. Pollard, Jr. has been a Director of the Company and the Bank since August, 1994. In April, 1995, he was elected Chairman of the Board of the Company and Vice Chairman of the Bank. He also serves as Chairman of the Executive Committee and Compensation Committee of the Company's Board. He is President of Pollard Lumber Company, Inc., a lumber manufacturer located in Appling, Georgia. He is a native of Appling, Georgia, and attended Harlem High School. He also attended the University of Georgia and received his Bachelor of Science degree in Forest Resources. Mr. Pollard has served on the Board of Directors of the Southeastern Lumber Manufacturers Association, the Georgia Forestry Association and as Chairman of the Southern Timber Council. He currently serves on the Board of Trustees of Westminster Schools and is a member and Deacon of Kiokee Baptist Church in Appling.

     Larry S. Prather, a Director of the Bank since January 1, 1993, was previously an organizer and member of the Board of Directors of FCS Financial Corporation and First Columbia Bank. He has been self-employed as the President and owner of Prather Construction Company, Inc., a utility and grading contractor, for the past twenty-six years. A native of Columbia County, Mr. Prather has served as a member of the Columbia County Board of Education and as Chairman of the Columbia County Board of Commissioners. He is also a past Chairman of Columbia County Development Authority and continues to serve as a member of the Authority. Mr. Prather is a graduate of Harlem High School and the University of Georgia where he received a Bachelor of Science degree in Business Administration.

     Milton Ruben, a Director of the Bank since November, 1998, has operated various automobile dealerships in Augusta since 1979 and currently owns Milton Ruben Chevrolet, Inc. He is a member of the National Automobile Dealers Association, the Augusta Automobile Dealers Association, and the Georgia Automobile Dealers Association. He serves as Treasurer for both the CSRA Chevrolet Advertising Association and the Peach States Life Insurance Company. Mr. Ruben is a former Zone Representative for the Chevrolet Dealer Council and now serves as Zone Representative for the Jeep Dealer Council. Since 1992, he has served on the Board of Directors of Chrysler/Plymouth/Jeep Southeast Ad Association. Mr. Ruben holds a Bachelor of Business Administration from Tulane University and a Master of Accountancy With Distinction from the University of Georgia. Mr. Ruben previously served on the Board of Directors of the Jewish Community Center, the Greater Augusta Chamber of Commerce and the University Hospital Foundation.

     Larry E. Sconyers, a Director of the Bank since August, 1994, is a native of Richmond County. He is a graduate of the public school system of Richmond County and the Augusta Technical Institute. In 1993, he was elected as a member of the Richmond County Commission and served as its Chairman through 1995. Mr. Sconyers was formerly Mayor/Chairman of the consolidated Augusta-Richmond County Government. He is a past member of the Board of Directors of University Health Care Foundation, Inc. He is the owner and President of Sconyers Bar-B-Que, Inc., a local family business started by his father.

     James W. Smith, Jr. has been a Director of the Bank since May, 1998. He is a native Augustan. He is a graduate of Richmond Academy and the General Motors Training Center. He is the owner of Smitty's Auto Service/Smith Tire Company located on Gordon Highway. He retired in 1996 from his auto service operation which was founded in 1936 and is now a third generation family business. He has served as President of the Automotive Service Association of Georgia and is past Treasurer of Automotive Air Group National. Mr. Smith was the recipient of the 1995 Optimist Club's Service to Mankind Award, the 1996 Automotive Air Group National Man of the Year Award and 1997 Augusta Clean and Beautiful Visionary Award. Mr. Smith serves on the Board of Directors of the Metro Augusta Chamber of Commerce as well as the University Hospital Authority and University Research Board. He is President of Greater Augusta Progress, Inc. as well as founder of Richmond County's Pride and Progress Committee, a member of the Hephzibah Agricultural Club and member of the Christian Business Mens Club.

     Randolph R. Smith, M.D. has been a Director of the Bank and Company since each was organized and serves as Chairman of the Audit Committee of the Company's Board. Dr. Smith is a specialist in plastic and reconstructive surgery and a member of the medical staff of University Hospital in Augusta where he has served as Chief of Staff and a member of the hospital's Board of Trustees. He has practiced medicine in the Augusta area since 1978. Prior to that time, Dr. Smith served his residency at the Medical College of Georgia in Augusta and Duke University. He graduated from Richmond Academy in Augusta, received his Bachelor of Science Degree from Clemson University in 1966 and his M.D. degree from the Medical College of Georgia in 1970. Dr. Smith was awarded an honorary doctorate from Clemson in 1997 for his volunteer services in developing countries. Dr. Smith is an Augusta, Georgia native and is active in civic and professional associations and has received The Book of Golden Deeds Award from The Exchange Club of Augusta, The Paul Harris Fellowship award by the Rotary Club of Augusta, the Civic Endeavor Award by the Richmond County Medical Society and the Jack A. Raines Humanitarian Award presented by the Medical Association of Georgia for 1999.

     Edward J. Tarver, a Director of the Bank since May, 1998, is a partner in the law firm of Hull, Towill, Norman, Barrett & Salley in Augusta, Georgia. He graduated from Augusta State University and received his J. D. degree in 1997 from the University of Georgia. Mr. Tarver is Vice Chairman of the Augusta Metro Chamber of Commerce and a Director on the Boards of Augusta-Richmond County Museum, the University of Georgia National Alumni Association and the Augusta Chapter of the American Red Cross. He is past President, legal counsel and current member of the Board of Directors of the East Georgia Easter Seal Society. He is also serves as a member of the Board of Directors and legal counsel for the Southeastern Technology Center Inc. He is Chairman of the St. John Towers Advisory Board, and serves on the Augusta-Richmond County General Aviation Commission. Mr. Tarver serves on the Attorney Advisory Committee for the U.S. District Court for Southern District of Georgia and is an active member of the Georgia Bar Association. As an active member of the Augusta Bar Association, he has served on the Executive Committee, the Law Day Committee and the Admissions

Committee. He is a member of the Augusta Exchange Club. Mr. Tarver is a member of Aldersgate United Methodist Church in Augusta.

     Ronald L. Thigpen has served as Executive Vice President and Chief Operating Officer of the Company and the Bank since October, 1997, having joined the Company and the Bank as Chief Financial Officer upon the acquisition of FCS Financial Corporation in December, 1992. He was elected to the Board of Directors of both the Company and the Bank in April, 1995. He was previously employed as the President and Chief Executive Officer of FCS Financial Corporation and First Columbia Bank from January, 1991 to December, 1992. From 1971 through 1990, Mr. Thigpen served First Union National Bank, and its predecessors Georgia Railroad Bank and Central Bank of Georgia, in a variety of positions in Augusta, Macon, and Columbus Georgia. He received his Bachelor of Business Administration degree from Augusta State University in 1973 and is a 1980 graduate of the Graduate School of Retail Bank Management at the University of Virginia. He graduated from the Graduate School of Banking of the South at Louisiana State University in 1985. He is a member of the Board of Directors of the University Health Care Foundation and the Golden Harvest Food Bank. Mr. Thigpen is Chairman of the Development Authority of Columbia County and also serves on the national Board of Directors of the Financial Managers Society, headquartered in Chicago, Illinois. Mr. Thigpen is President of the Rotary Club of Columbia County and a member of the Hephzibah Agricultural Club. He is a member of Wesley United Methodist Church.

     Mr. John W. Trulock, Jr., a Director of the Company and the Bank since April, 1995, is a native Augustan. He attended Augusta State University and is a graduate of the University of Georgia, Athens, Georgia. Mr. Trulock has served as an agent for Massachusetts Mutual Life Insurance Company in Augusta since 1981. Mr. Trulock is a past President of the Exchange Club of Augusta, the Augusta State University Alumni Association, Garden City Lions Club, and Boys Club of Augusta as well as past Chairman of the Augusta College Foundation. He is a member of Covenant Presbyterian Church where he has served as Deacon, Elder, and Trustee.

                             DIRECTOR COMPENSATION

     Directors of the Company and the Bank who are not employees of the Company or the Bank receive a fee for their service on the Company and Bank Board equal to $100 for each Board meeting attended. In addition non-employee Directors are paid a $100 fee for each Company or Bank Board committee meeting attended. Directors who are Company or Bank employees receive no compensation for their service on the Company and Bank Boards or their committees.


                       COMPENSATION OF EXECUTIVE OFFICERS

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its chief executive officer and other executive officers, including the four other most highly compensated executive officers who receive more than $100,000 in compensation. For purposes hereof, only Mr. R. Daniel Blanton, the Company's Chief Executive Officer and Mr. Ronald
L. Thigpen, the Company's Chief Operating Officer are compensated at this level. The disclosure requirements includes the use of tables and a report explaining the rationale and considerations that led to executive compensation decisions. The Compensation Committee has prepared the following report for inclusion in this Proxy Statement in response to those requirements.

     The Compensation Committee recommends to the Company Board of Directors payment amounts and bonus award levels for executive officers of the Company and the Bank. The following report reflects the compensation philosophy of the Company and the Bank as endorsed by the Company's Board of Directors and the Compensation Committee and resulting actions taken by the Company for the reporting periods shown in the compensation table.

                         COMPENSATION COMMITTEE REPORT

Overview

     The Compensation Committee is composed entirely of individuals who are outside directors and functions as a joint committee of the Company and Bank Board of Directors. The Compensation Committee fully supports the Company's philosophy that the relationship between pay and individual performance is fundamental to a compensation program. Pay for performance relating to executive officer compensation is composed of base salary, annual cash incentives and long-term stock appreciation rights. The administration of executive officer compensation is based not only on individual performance and contributions, but also total Company performance relative to profitability measures and shareholder interests. The Compensation Committee makes recommendations to the Board to assure that competitive and fair compensation is provided to the officers and employees in order to recruit and retain quality personnel. The Compensation Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees and uses an outside consultant to recommend salary ranges based upon current surveys of peer group market salaries for specific jobs. The peer group that the Company analyses in determining officer and employee compensation is similarly situated banking organizations in the Southeast ranging in asset size of $100 million to $300 million and other banks that are direct competitors with the Company in its markets.

Base Salary and Increases

     In establishing executive officer salaries and increases, the Compensation Committee considers individual performance, the relationship of base pay to the existing salary market and increases in responsibility. The decision to increase base pay is recommended by the chief executive officer and considered and recommended to the full Board by the Compensation Committee. Information regarding salaries paid by other financial institutions is obtained through formal salary surveys and other means and is used in the decision process to ensure competitiveness with the Company's peers and competitors.

     The Company's general philosophy is to provide base pay competitive with other banks and bank holding companies of similar size in the Southeast.

     The Compensation Committee formally reviews the compensation paid to executive officers in January of each year. Changes in base salary and the awarding of cash incentives are based on overall financial performance and profitability of the Company as compared to the Company's financial performance objectives, and the individual performance.

Annual Cash Incentives

     In 1997, the Company implemented an annual cash incentive program. The Company utilizes cash incentives to better align pay with individual and Company performance. Funding for the cash incentives is dependent on the Company attaining performance thresholds for earnings per share. The performance objectives promote a group effort by all key managers. Once these thresholds are attained, the Compensation Committee, based in part upon recommendations of the chief executive officer, may consider and recommend to the full Board awards to those officers who have made superior contributions to Company profitability as measured and reported against the performance goals established at the beginning of the year. This philosophy will better control overall expenses associated with salary increases by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Market information regarding salaries is used to establish competitive rewards that are adequate to motivate strong individual performance during the year.

Long-Term Incentives

     The Company has established a Long-Term Incentive Plan designed to motivate sustained high levels of individual performance and align the interests of key officers with those of the Company's shareholders by rewarding capital appreciation and earnings growth. Upon recommendation by the Chief Executive Officer, and subject to approval by the Compensation Committee, stock appreciation rights may be awarded annually to those key officers whose performance during the year has made a significant contribution to the Company's long-term growth. Generally, stock appreciation rights are not grants or issuances of Company stock, but rather constitute a right to receive an amount of money in the future that is based upon the appreciation in the market value of the Company's common stock. Stock appreciation rights awarded in 1997 totaled 31,000 shares at a base price of $17.75 per share. The value of the stock appreciation rights are established over a five-year period and the grantee vests in such rights value over a ten year period. This ten year vesting period is intended to promote long-term employment and continued contribution by those key officers. No stock appreciation rights were awarded in 1998.

1998 Performance; Chief Executive Officer Compensation

     The Company's performance for the most recent five-year period has improved each year, and the Company met or exceeded its asset growth and profitability goals for 1998. In addition, the Company continued to excel in non-financial performance areas, as the Company successfully addressed its policy objectives relating to customers, employees and communities.

     Mr. Blanton's compensation awards in 1998 were based upon the Compensation Committee's assessment of the Company's financial and non-financial performance and Mr. Blanton's individual performance. Mr. Blanton was named President and Chief Executive Officer of the Company and Bank in October, 1997. Prior to being named Chief Executive Officer, Mr. Blanton served as Executive Vice President and Chief Operating Officer of the Company and Bank. Based on Mr. Blanton's responsibilities, achievement and performance, the Company's performance and the compensation paid to chief executive officers of peer banks and bank holding companies, Mr. Blanton received a salary of $120,000 in 1998. In addition, based on the factors discussed herein, Mr. Blanton earned a cash incentive payment of $34,800 for 1998. In 1997, the Board of Directors of the Company, based upon the recommendation of the Compensation Committee, awarded Mr. Blanton 5,000 stock appreciation rights.

$1 Million Deduction Limit

     At this time, the Company does not appear to be at risk of losing deductions under the $1 million deduction limit on executive pay established under Section 162(m) of the Internal Revenue Code of 1986. As a result, the Compensation Committee has not established a policy regarding this limit.

Employment and Severance Contracts

     The Company presently has no employment or severance contracts with any officer or employee of the Company or the Bank.

Summary

     In summary, the Compensation Committee believes that the compensation program of the Company is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for superior individual, Company and share value performance. The compensation program incorporates a shareholder point of view in several different ways. The Compensation Committee monitors the various guidelines that make up the program and may adjust them, as it deems appropriate to continue to meet Company and shareholder objectives.

     Robert W. Pollard, Jr., Chairman      William P. Copenhaver
     E. G. Meybohm                         Warren A. Daniel

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION


                                                                                        Long Term
                                                           Annual Compensation         Compensation
                                                           -------------------         ------------
                                                                                          Awards
                                                                                       ------------
                                                                                        Securities
       Name and                                                                         Underlying        All Other
  Principal Position                    Year         Salary           Bonus              SARs (#)      Compensation(7)
------------------------             ----------   ----------      ------------         -----------     ---------------
R. Daniel Blanton                          1998     $120,000        $34,800(1)               -0-             $6,300
  President &                              1997      112,044         22,409(2)             5,000              3,600
  Chief Executive Officer                  1996       94,500         18,780(3)               -0-              2,835

Ronald L. Thigpen                          1998     $100,000        $29,000(4)               -0-             $5,291
  Executive Vice President &               1997       90,727         18,145(5)             5,000              3,000
  Chief Operating Officer                  1996       86,100         13,444(6)               -0-              2,583

________________________
(1) This bonus amount was paid to Mr. Blanton in February 1999 relating to 1998 performance objectives.
(2) This bonus amount was paid in February 1998 relating to 1997 performance objectives.
(3) Includes $3,780 paid into a deferred bonus plan during 1996 requiring 10 years of service and attainment of age 55 for vesting.
(4) This bonus amount was paid to Mr. Thigpen in February 1999 relating to 1998 performance objectives.
(5) This bonus amount was paid in February 1998 relating to 1997 performance objectives.
(6) Includes $3,444 paid into a deferred bonus plan during 1996 requiring 10 years of service and attainment of age 55 for vesting.
(7) Reflects the annual 401(k) contribution of the Company. In the liquidation of the non-qualified deferred bonus plan in 1998, the cash payments to Mr. Blanton and Mr. Thigpen were $15,105 and $14,128, respectively. Such amounts were previously included in "All Other Compensation" as reported annually.

                     AGGREGATED FISCAL YEAR-END SAR VALUES

                                    Number of Securities Underlying           Value of Unexercised
                                    Unexercised SARs at FY-End (#)            SARs at FY-End ($)
Name                                Exercisable/Unexercisable                 Exercisable/Unexercisable (1)
--------------------------------------------------------------------------------------------------------------------
R. Daniel Blanton
  President &                                     0/5000                                  $0/47,500
  Chief Executive Officer

Ronald L. Thigpen
  Executive Vice President &                      0/5000                                  $0/47,500
  Chief Operating Officer

________________________
(1) Value is calculated as the difference between the market price of a share of Company Common Stock on December 31, 1998 ($27.25 per share) and the Base Price of the SARs ($17.75 per share).

                                 BENEFIT PLANS

  The Bank has an employee savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended. Under the Plan, participating employees may defer a portion of their pre-tax earnings, up to the Internal Revenue Service annual contribution limit. The Bank has the option to make an annual discretionary contribution to the Plan. For the year ended December 31, 1998, the Bank contributed $143,641 to the Plan, which represented 4% of the annual compensation of all eligible employees.

  During 1994, the Bank adopted a non-qualified deferred bonus plan for certain officers of the Bank. Under the plan, the Bank has the option to make an annual discretionary contribution to the plan. For the year-ended December 31, 1997, the Bank contributed $37,692 to the plan. In 1998, no contribution was made to the plan and the Compensation Committee, in connection with a review of overall benefits plans for officers, liquidated the plan with a cash payment to all participants.

  In 1997, the Company established a Long-Term Incentive Plan designed to motivate and sustain high levels of individual performance and align the interests of key officers with those of shareholders by rewarding capital appreciation and earnings growth. Stock appreciation rights may be awarded annually to those key officers whose performance during the year has made a significant contribution to the Company's growth. It is anticipated that the future performance of those individuals awarded stock appreciation rights will continue to contribute to the Company's long-term growth. Participantion in the Long-Term Incentive Plan replaced participation in the non-qualified deferred bonus plan for those key officers who were awarded stock appreciation rights. Stock appreciation rights awarded in 1997 totaled 31,000 shares at a base price of $17.75 per share. No stock appreciation rights were awarded during 1998.

  There were no stock options issued to or exercised or held by any director or officer of the Company or Bank during 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of March 1, 1999, with respect to the directors, executive officers and certain other members of the Company's and Bank's management and any shareholder of the Company known to Company to own 5% or more of the Company's Common Stock:

                                              Position(s) with the Company          Number of Shares                 Percentage of
Name and Address                                    and the Bank (1)              Beneficially Owned (2)              Ownership (3)
------------------------------------          ----------------------------        ---------------------              --------------
William J. Badger                             Director                                 27,019 (4)                         1.48%
P. O. Box 1039
Evans, Georgia 30809

J. Pierce Blanchard, Jr.                      Executive Vice President -                1,312 (5)                         0.07%
3530 Wheeler Road                             Branch Administration
Augusta, Georgia 30909                        of the Bank

James G. Blanchard, Jr.                       Director of the Bank                     18,645 (6)                         1.02%
610 High Hampton Drive
Martinez, GA 30907

R. Daniel Blanton                             Director, President and                 142,981 (7)                         7.85%
3530 Wheeler Road                             Chief Executive Officer
Augusta, Georgia 30909

W. Marshall Brown                             Director of the Bank                        800                             0.04%
633 Berckman Road
Augusta, Georgia 30904

William P. Copenhaver                         Director                                 19,680 (8)                         1.08%
3531 Interlachen Road
Martinez, Georgia 30907

Warren A. Daniel                              Director of the Bank                      7,839 (9)                         0.43%
P. O. Box 14445
Augusta, Georgia 30919

Patricia E. Leopard                           Senior Vice President and Director        8,882 (10)                        0.49%
3530 Wheeler Road                             of Marketing of the Company and
Augusta, Georgia 30909                        Group Vice President and Director
                                              of Marketing of the Bank

Dr. Shirley A. R. Lewis                       Director of the Bank                         --                               --
1238 Beman Street
Augusta, Georgia 30904

Tom C. McLaughlin                             Group Vice President                        837                             0.05%
3530 Wheeler Road                             and Senior Lending
Augusta, Georgia 30909                        Officer of the Bank

Edward G. Meybohm                             Vice Chairman of the                     87,650 (11)                        4.81%
3523 Walton Way                               Board of the Company
Augusta, Georgia 30909                        and Chairman of the
                                              Board of the Bank

Grey B. Murray                                  Director of the Bank                               500                         0.03%
496 Laney-Walker Blvd.
Augusta, Georgia 30901

Travers W. Paine III                            Corporate Secretary                             28,377  (12)                   1.56%
945 Broad Street                                and Director
Suite 220
Augusta, Georgia 30901

Robert W. Pollard, Jr.                          Chairman of the Board                          153,924  (13)                   8.46%
6313 Keg Creek Road                             of the Company, Vice
Appling, Georgia 30802                          Chairman of the Board
                                                of the Bank

Larry S. Prather                                Director of the Bank                             9,788  (14)                   0.54%
302 Louisville Street
Harlem, Georgia 30907

Milton Ruben                                    Director of the Bank                             1,000                         0.05%
3514 Washington Road
Augusta, Georgia 30907

Larry E. Sconyers                               Director of the Bank                                --                           --
3052 Richmond Hill Rd.
Augusta, Georgia 30906

James W. Smith, Jr.                             Director of  the Bank                              400                         0.02%
1423/1417 Gordon Highway
Augusta, Georgia 30901

Randolph R. Smith, MD                           Director                                        94,441  (15)                   5.19%
811 Thirteenth Street
Suite 28, Bldg. 3
Augusta, Georgia 30901

Edward J. Tarver                                Director of the Bank                                --                           --
700 SunTrust Bank Building
801 Broad Street
Augusta, Georgia 30901

Ronald L. Thigpen                               Director, Executive Vice President               6,027  (16)                   0.33%
3530 Wheeler Road                               and Chief Operating Officer
Augusta, Georgia 30909

John W. Trulock, Jr.                            Director                                           393                          .02%
5-B George C. Wilson Court
Augusta, Georgia 30909

All executive officers and directors                                                           610,495                        33.54%
of the Company and Bank as a group
(22 persons)

Other Beneficial Owners of Greater than 5% of the Company's Common Stock
------------------------------------------------------------------------
Estate of Robert W. Pollard, Sr.                                                   319,231 (17)         17.54%
5975 Washington Road
Appling, Georgia 30802

Levi A. Pollard                                                                    126,961 (18)          6.97%
3310 Scotts Ferry Road
Appling, Georgia 30802

________________________
1. Each person holds the offices and directorships listed with both the Company and the Bank unless otherwise noted.
2. Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.
3. Based on 1,820,368 shares issued and outstanding. There are no options to purchase the Common Stock outstanding.
4. Includes 2,566 shares held by Mr. Badger's wife in an IRA and 575 shares held by Mr. Badger in an IRA.
5. Includes 1,179 shares held in Mr. Blanchard's IRA and 133 shares held jointly with Mr. Blanchard's wife.
6. Includes 14,739 shares in a Profit Sharing Plan of which Mr. Blanchard is a beneficiary, 1,915 shares in Mr. Blanchard's wife in an IRA, 460 shares held jointly with Mr. Blanchard's wife and 1,531 shares held in his IRA.
7. Includes 3,725 shares held in Mr. Blanton's IRA, 67,118 shares held by Mr. Blanton's wife, 4,095 shares held jointly with Mr. Blanton's wife, 29,037 shares held in trust by Mr. Blanton's wife, as trustee, for their minor children, and 1,760 shares held in Mr. Blanton's children's name.
8.  Includes 1,557 shares held by Mr. Copenhaver's wife.
9.  Includes 2,300 shares held in Mr. Daniel's IRA.
10. Includes 6,785 shares held by Mrs. Leopard's husband, mother and children, 350 shares held in Mrs. Leopard's husband's IRA and 350 shares held in Mrs. Leopard's IRA.
11. Includes 1,050 in an IRA and 21,965 shares owned by a pension and profit sharing plan as to which Mr. Meybohm is a beneficiary.
12. Includes 1,198 shares held by Mr. Paine's wife, 1430 shares held by his minor children, 9,528 shares held by Mr. Paine in his IRA and 1,000 shares held in Augusta Green Inc.
13. Includes 1,225 shares held by Mr. Pollard's wife and 38,119 shares held in trust for their minor children, 555 shares held by Mr. Pollard's child, and 3,640 shares held in Mr. Pollard's IRA.
14. Includes 1,000 shares held in an IRA, 5,555 shares held by Prather Construction Co. Profit Sharing Plan, as to which Mr. Prather is a trustee and beneficiary.
15. Includes 24, 830 shares held in a pension and profit sharing plan as to which Dr. Smith is a beneficiary.
16. Includes 5,127 shares held in Mr. Thigpen's IRA and 400 shares held jointly with Mr. Thigpen's wife.
17. Includes 1,231 shares held by Mr. Pollard's widow but excludes shares owned by Mr. Pollard's adult children or held in trust by such persons for their own minor children and shares held by his son-in-law, Mr. Blanton, as to all of which the estate of Mr. Pollard disclaims beneficial ownership.
18. Includes 15,500 shares held in trust for Mr. Pollard's children.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and the Bank have had, and expect to have in the future, banking and other business transactions in the ordinary course of business with directors and officers of the Company and Bank and their related interests, including corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not and will not involve more than the normal risk of collectability nor present other unfavorable features to the Company or the Bank.

     Loans outstanding to officers, directors and affiliates totaled $7,239,000 and aggregated 25.6% of the Company's shareholders' equity at December 31, 1998. Deposit accounts with officers, directors and affiliates of the Company and the Bank totaled $5,129,000 at December 31, 1998.

     The law firm of Paine Little LLP, in which Mr. Paine is a partner, serves as legal counsel to the Company and Bank in connection with a variety of matters. Such services have been, and will continue to be, provided at rates less than or equal to the prevailing rates in the Augusta area for comparable services from unrelated parties. This representation has been approved by the Board of Directors of the Company and Bank, with Mr. Paine abstaining.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has an Executive Committee, Audit Committee, and Compensation Committee.

     The Executive Committee is responsible for making recommendations to the Board on a variety of matters, including the nomination of individuals for election to the Company's Board of Directors. During 1998, the Executive Committee's members included: Robert W. Pollard, Jr., Chairman, R. Daniel Blanton, William P. Copenhaver, Edward G. Meybohm, Travers W. Paine III, Dr. Randolph R. Smith and Ronald L. Thigpen. The Executive Committee held four meetings during 1998.

     The Audit Committee meets, at a minimum, quarterly prior to the regular Bank Board meeting and functions as a joint committee of the Company and the Bank. The Company's internal auditor meets with this Committee and presents a report. The chairman of the Audit Committee makes a report to the full Board of Directors at the next scheduled meeting. The Audit Committee has the responsibility of reviewing the Company's financial statements, evaluating internal accounting controls; reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee recommends to the Board the appointment of the Company's independent auditors for the next fiscal year, reviews and approves the internal auditors audit program, and reviews with the independent auditors the results of the annual audit and management's response thereto. During 1998, the Company's Audit Committee members were Dr. Randolph R. Smith, Chairman, William J. Badger, Marshall Brown and John W. Trulock, Jr. Robert W. Pollard, Jr. and E. G. Meybohm are Ex-Officio members. The Audit Committee met four times during 1998.

     The Compensation Committee is responsible for making recommendations to the Company Board to assure that competitive and fair compensation is provided to the officers and employees in order to recruit and retain quality personnel. This Committee also functions as a joint committee of both the Company and Bank Boards of Directors. This Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees using an outside consultant to recommend salary ranges based upon current surveys of peer group market salaries for specific jobs. During 1998, the Compensation Committee was comprised of the following members: Robert W. Pollard, Jr., Chairman, William P. Copenhaver, Warren A. Daniel and E. G. Meybohm. The Compensation Committee held three meetings during 1998. See "Compensation Committee Report."

     The full Board of Directors of the Company held four meetings, and the Board of Directors of the Bank held thirteen meetings, during the year ended December 31, 1998. All of the Directors of the Company attended at least 75% of such meetings and the meetings of each committee on which they served.


            SECTION 16(a) BENEFICIAL OWNERHSIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file reports of initial ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 1998 all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with in a timely manner.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP, Atlanta, Georgia, acted as the Company's principal independent certified public accountants for the fiscal year ended December 31, 1998. KPMG LLP has been selected by the Board of Directors to act as the Company's independent certified public accountants for the current fiscal year ending December 31, 1999. Representatives of KPMG LLP are expected to be present at the Shareholders' Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


                SHAREHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders should be submitted to the Secretary of the Company by certified mail, return receipt requested, and must be received by the Company at its offices in Augusta, Georgia, on or before November 26, 1999, to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.


                                 OTHER MATTERS

     Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment. The Bylaws of the Company required that any matter to be presented for action other than those approved by the Board of Directors, the Chairman of the Board or the President must be submitted to the Secretary of the Company by March 31, 1999.

     A copy of the Company's 1998 Annual Report on Form 10-KSB is included herewith and is also available without charge (except for exhibits) upon written request to Georgia Bank Financial Corporation, 3530 Wheeler Road, Augusta, Georgia, 30309, Attention: Ronald L. Thigpen, Executive Vice President.

                                        By Order of the Board of Directors


Augusta, Georgia                        Travers W. Paine III
March 26, 1999                          Corporate Secretary

                      GEORGIA BANK FINANCIAL CORPORATION
                              3530 WHEELER ROAD
                            AUGUSTA, GEORGIA 30909
      PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GEORGIA BANK FINANCIAL
                               CORPORATION FOR
                   THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 14, 1999

     The undersigned hereby appoints J. Pierce Blanchard, Jr. and Patricia E. Leopard, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the 1999 Annual Meeting of Shareholders of Georgia Bank Financial Corporation to be held at 4.00 p.m., on April 14, 1999 at the principal offices of the Company, 3530 Wheeler Road, Augusta, Georgia, or at any adjournment thereof.

     (1)  Election of Directors:

          [_] FOR all nominees listed below      [_] WITHHOLD AUTHORITY TO VOTE
              (expect as marked to the               for all nominees listed
               contrary)                             below:

     William J. Badger        Robert W. Pollard, Jr.   Randolph R. Smith, M.D.
     R. Daniel Blanton        E. G. Meybohm            Ronald L. Thigpen
     William P. Copenhaver    Travers W. Paine III     John W. Trulock, Jr.

     (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)

                             CONTINUED ON REVERSE


     (2) In their discretion, upon such other matters as may properly come before the meeting.
          [_]  FOR       [_] AGAINST         [_]  ABSTAIN
     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTION OF THE UNDERSIGNED AS MARKED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED.

                                        Dated:__________________________, 1999
                                        ______________________________________
                                        ______________________________________
                                        Signature(s) of Shareholder
                                        Please sign exactly as name appears
                                        hereon. If shares are held jointly each
                                        shareholder should sign. Agents,
                                        executors, administrators, guardians,
                                        trustees, etc. should use full title. If the shareholder is a corporation, please sign full corporate name by an authorized officer.

 PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IN THE ENCLOSED POSTPAID
                                   ENVELOPE.